The Glenmede Fund, Inc.

Alternative Risk Premia Portfolio

Summary Prospectus—February 28, 2019 (as amended on April 18, 2019)	Ticker Symbol: GLARX

Before you invest, you may want to review the Portfolio’s complete Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s complete Prospectus, reports to shareholders, and other information about the Portfolio online at https://www.glenmede.com/performance. You can also get this information at no cost by calling 1-800-442-8299 or by sending an e-mail request to glenmedefunds@glenmede.com. The Portfolio’s complete Prospectus and Statement of Additional Information, both dated February 28, 2019, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio or your financial intermediary electronically by contacting the Fund at 1-800-442-8299 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Portfolio or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-442-8299 or by contacting your financial intermediary. Your election to receive reports in paper will apply to all Portfolios you hold in the Glenmede fund complex and with your financial intermediary.

Investment Objective

Absolute return consistent with reasonable risk to principal.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses (includes 0.20% shareholder servicing fees payable to Glenmede Trust)[1]	3.08%
Short Sale Expenses	0.64%

Total Other Expenses	3.72%

Total Annual Portfolio Operating Expenses	4.27%
Fee Waivers and Expense Reimbursements[2]	2.63%

Net Expenses	1.64%

[1]	Other Expenses are based on estimated amounts for the current fiscal year of the Portfolio.
[2]

Glenmede Investment Management LP (the “Advisor”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Portfolio’s annual total operating expenses exceed 1.00% of the Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, short sale dividend expense, brokerage commissions, prime broker interest expense, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2020 and may discontinue this arrangement at any time thereafter. This contractual fee waiver agreement may not be terminated before February 28, 2020 without the approval of The Glenmede Fund, Inc.’s (the “Fund”) Board of Directors (the “Board”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

Alternative Risk Premia Portfolio

Summary Prospectus—February 28, 2019 (as amended on April 18, 2019)	Ticker Symbol: GLARX

Portfolio’s operating expenses remain the same, taking into account the fee waiver in the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$167	$1,055

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. The Portfolio may actively trade its securities to achieve its principal investment strategies. The Portfolio’s portfolio turnover rate has been omitted because the Portfolio did not commence operations prior to the end of the most recent fiscal year.

Principal Investment Strategies

Under normal market circumstances, the Portfolio seeks to provide exposure to a number of different alternative investment strategies (“Alternative Risk Premia”) using both long and short positions and derivatives-based positions across multiple asset classes including, but not limited to, equities, options on U.S. and/or foreign securities, indices and fixed income securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Securities”) and commodities. The Portfolio may obtain exposure to such asset classes directly or indirectly by investing in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”).

Alternative Risk Premia are designed to harvest well researched market anomalies and provide exposure to the following different investment styles: “Value,” “Momentum,” “Carry,” “Size,” “Defensive,” “Structural” and “Volatility.” Value styles seek to capture the relative value difference between cheap and expensive assets. Momentum styles seek to capture the tendency for recent price movements of an asset to continue. Carry styles seek to capture the tendency for higher yielding assets to outperform low yielding assets. Size styles seek to capture the tendency for smaller, more nimble companies to outperform larger companies. Defensive styles seek to capture higher risk-adjusted returns by owning lower risk and higher quality assets. Structural styles seek to profit from structural advantages only available to certain investors, such as owning certain types of securities that are not available to some investors as a result of investment mandates. Volatility styles seek to harvest the volatility risk premium embedded in written options as compensation for investors seeking a form of financial insurance. Each of the underlying strategies are designed to exhibit low correlation to one another, while also exhibiting low correlation to traditional equities and fixed income securities over a full market cycle. The Advisor believes that low correlation enhances diversification benefits by reducing long-term overall portfolio risk while retaining the potential for long-term portfolio returns.

The Portfolio’s exposures to the investment styles and asset classes will vary based on the Advisor’s ongoing evaluation of investment opportunities and market conditions. The Portfolio expects to maintain exposure to all seven investment styles, in varying allocations; however, not all styles will be represented within each asset class.

Using quantitative analysis, the Portfolio invests in long and short positions with respect to equity securities, such as common stocks, of U.S. public companies, and commodities either directly or with derivatives. The Portfolio will invest in companies with market capitalizations, at the time of purchase, that are within the market capitalization range of any stock in the Russell 3000® Index. That capitalization range was $159.2 million to $926.9 billion as of May 11, 2018. The Portfolio will initially obtain exposure to commodities by investing in ETFs and ETNs that seek to track the performance of commodity futures indices. The Portfolio may also invest directly in such futures or indirectly by forming and investing in a wholly-owned Cayman Islands subsidiary (the “Subsidiary”) to invest in those instruments. The Portfolio may allocate up to 25% of its assets in the Subsidiary, which will have the same investment objective as the Portfolio, and will be intended to provide the Portfolio with indirect exposure to futures contracts and commodities in a manner consistent with the limitations and requirements of the Internal Revenue Code of 1986, as amended (the “Code”) that apply to the Portfolio, which limit the amount of income the Portfolio may receive from certain sources. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Portfolio.

The Portfolio uses option writing strategies in an effort to obtain option premiums and reduce risk. The Portfolio will implement buy-write (covered call) and/or cash-secured put option strategies (“options strategies”) on U.S. or foreign stock index ETFs, U.S.

Alternative Risk Premia Portfolio

Summary Prospectus—February 28, 2019 (as amended on April 18, 2019)	Ticker Symbol: GLARX

or foreign stock indices and/or individual U.S. or foreign stocks held by the Portfolio. The Portfolio will also implement options strategies on ETFs that seek to track the performance of long-term U.S. Treasury Securities indices. Covered call and cash-secured put options are intended to reduce volatility, earn option premiums and provide more stable returns. Selling call options reduces the risk of owning stocks by the receipt of the option premiums and selling put options reduces the purchase price of the underlying stock, but both strategies limit the opportunity to profit from an increase in the market value of the underlying security in exchange for up-front cash at the time of selling the call or put option. The call and put options the Portfolio writes will be covered by owning the U.S. or foreign security, U.S. Treasury Securities ETFs, or other ETFs underlying the option, holding an offsetting option, segregating cash or other liquid assets at not less than the full value of the option or the exercise price, and/or using other permitted coverage methods. To the extent the Portfolio’s assets are subject to covered calls on an index, the Portfolio may hold ETFs instead of individual stocks that replicate the movement of the applicable index, in addition to other permitted coverage methods. A portion of the Portfolio’s assets may consist of cash or cash equivalents, including, but not limited to, U.S. Treasury bills. The Portfolio may invest in companies with small, medium or large market capitalizations in developed, developing or emerging markets in advancement of its investment objective. The Portfolio intends to invest in foreign securities in the form of American Depositary Receipts (“ADRs”) which are securities issued by a U.S. bank that represent interests in foreign equity securities listed on a U.S. stock exchange. The Portfolio may also buy call and put options on U.S. or foreign stock index ETFs, U.S. Treasury Securities ETFs, U.S. or foreign stock indices and/or individual U.S. or foreign stocks. The Portfolio may buy puts in anticipation of a decline in the market value of the underlying instrument, as a substitute for selling a security short.

The investment techniques employed by the Portfolio create leverage. As a result, the sum of the Portfolio’s investment exposures will typically exceed the amount of the Portfolio’s net assets. These exposures may vary over time. The Advisor expects gross notional exposure of the Portfolio to be in a range of 300% to 400% of the net asset value (“NAV”) of the Portfolio under normal market conditions; leverage may be significantly different (higher or lower) as deemed necessary by the Advisor.

The Advisor’s selection of securities to buy, sell or borrow is based on a combination of proprietary multifactor computer models and fundamental analysis. The computer models rank securities based on certain criteria, including valuation ratios, profitability and earnings related measures, and other models focus on risk analysis and overall portfolio characteristics. The Advisor buys securities or takes long positions in securities that the models identify as undervalued and more likely to appreciate, and sells securities or takes short positions in securities that the Advisor identifies as overvalued and more likely to depreciate. The Advisor will determine the size of each long or short position and its impact on the risk to the overall portfolios. The frequency and size of short sales will vary substantially in different periods as market opportunities change. The Portfolio and Subsidiary may actively trade their securities to achieve their principal investment strategies.

The Advisor will attempt to minimize the impact of Federal and state income taxes on shareholders’ returns by, for example, selling depreciated investments to offset capital gains.

Principal Investment Risks

All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.

The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with stock market and foreign securities risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.

Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of securities held by the Portfolio will underperform other types of securities.

Options Risk: Writing and purchasing call and put options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the future price fluctuations and the degree of correlation between the options and the securities markets. The value of the Portfolio’s positions in options fluctuates in response to changes in the value of the underlying security, index, or stock index ETF, as applicable. The Portfolio also risks losing all or part of the cash paid for purchasing call and put options. Portfolio assets covering written options cannot be sold while the

Alternative Risk Premia Portfolio

Summary Prospectus—February 28, 2019 (as amended on April 18, 2019)	Ticker Symbol: GLARX

option is outstanding, unless replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could affect its portfolio management as well as the ability of the Portfolio to meet redemption requests or other current obligations. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Portfolio’s option strategies, and for these and other reasons the Portfolio’s option strategies may not reduce the Portfolio’s volatility to the extent desired. The Portfolio may reduce its holdings of put options resulting in an increased exposure to a market decline.

Short Sales Risk: The Portfolio’s short positions involve a form of leveraging of the Portfolio’s assets, and may involve more risk than other funds that do not engage in short selling. The Portfolio’s short positions may result in a loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed security. This potential loss is unlimited because the loss increases as the price of the security sold short rises, and the price may rise indefinitely. The use of short sales may cause the Portfolio to have higher expenses than those of other equity mutual funds because of higher transaction costs, premiums, interest or dividends payable to the lender. Market or other factors may prevent the Portfolio from initiating or closing out a short position at the most desirable time or at a favorable price.

Until the Portfolio replaces a borrowed security, it is required to pledge assets with the lender as collateral and to segregate an amount of liquid assets with its custodian to cover the Portfolio’s short position marked-to-market daily. Therefore, short sales involve credit exposure to the lender that executes the short sale. In addition, segregated assets cannot be sold while the position it is covering is outstanding, unless it is replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could affect its portfolio management as well as the ability of the Portfolio to meet redemption requests or other current obligations.

Commodities Risk: Exposure to commodities may subject the Portfolio to greater volatility than investments in traditional securities. Commodities may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Portfolio’s investments to greater volatility than investments in traditional securities.

Investment Style Risk: Since the Portfolio seeks to provide exposure to Alternative Risk Premia, it may be exposed to additional risks associated with those specific investment styles. Investing in or having exposure to investments with positive Momentum style entails investing in assets that have had above-average recent returns. These investments may be more volatile than a broad cross-section of investments. Investing in or having exposure to Value securities presents the risk that, although the Portfolio invests in stocks the Advisor believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower. Investments based on the Carry style are subject to the risk that changes in interest rates, exchange rates, equity yields or their term will affect their value. The Portfolio may have investments that are volatile and appreciate or decrease significantly in value over short periods of time. This Volatility style may cause the Portfolio’s NAV per share to experience significant increases or declines in value over short periods of time. Size style investing in smaller companies also enhances volatility and smaller and newer issuers can be more speculative, trade less frequently and in more limited volume than larger issuers. Investing in the Defensive style at the wrong time may have an adverse impact on the Portfolio’s performance. Investing in or having exposure to Structural style securities presents the risk that, although the Portfolio seeks to benefit from structural advantages only available to certain investors, investment mandates and market structures may change over time, which could lead to a decrease in the value of these investments.

Exchange-Traded Funds: The Portfolio intends to invest in ETFs that seek to track the performance of various indices. Shares of ETFs have many of the same risks as direct investments in the underlying securities they are designed to track, although the lack of liquidity may make ETFs more volatile. ETFs have investment management fees and other expenses which will be indirectly paid by the Portfolio.

Exchange-Traded Note Risk: The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities markets, changes in the applicable interest rates, changes

Alternative Risk Premia Portfolio

Summary Prospectus—February 28, 2019 (as amended on April 18, 2019)	Ticker Symbol: GLARX

in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Frequent Trading Risk: A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.

ADR/Foreign Investment Risk: The Portfolio intends to invest in foreign securities in the form of ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company and listed on a U.S. stock exchange. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. The Portfolio is subject to additional risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

Emerging Markets Risk: The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

Subsidiary Risk: To the extent the Portfolio invests in the Subsidiary, the Portfolio will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives held by the Subsidiary will be generally similar to those that are permitted to be held by the Portfolio and will be subject to the same risks that apply to similar investments if held directly by the Portfolio. The Subsidiary will not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, will not be subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as it is intended and could adversely affect the Portfolio.

Tax Managed Risk: The Portfolio uses various investment methods in seeking to reduce the impact of Federal and state income taxes on shareholders’ returns. As a result, the Portfolio may miss the opportunity to realize gains or reduce losses.

Tax Risk: In order to qualify as a regulated investment company (“RIC”), the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investment assets and other categories of investment income. In 2006, the Internal Revenue Service (“IRS”) published a ruling that income realized from certain derivatives with respect to a commodities index would not be qualifying income. The Portfolio’s investment in the Subsidiary will be expected to provide the Portfolio with exposure to the commodities markets within the limitations of the Code for qualification as a RIC, but there is a risk that the IRS could assert that the income derived from the Portfolio’s investment in the Subsidiary, once formed, and certain commodity-linked structured notes will not be considered qualifying income for purposes of the Portfolio remaining qualified as a RIC for U.S. Federal income tax purposes. In addition, pursuant to recent guidance issued by the Treasury and the IRS, the Subsidiary’s commodity related income for a taxable year will only be treated as qualifying income to the extent the Subsidiary actually distributes such income out of its earnings and profits to the Portfolio for such taxable year. If the Portfolio were to fail to qualify as a RIC and became subject to Federal income tax, shareholders of the Portfolio would be subject to diminished returns. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or its Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (the “SAI”) and could adversely affect the Portfolio. For example, the Cayman Islands would not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary, once formed, must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

Performance Information

The Portfolio commenced operations on December 19, 2018. Performance history and average total returns will be provided after the Portfolio has been in operation for one calendar year and will provide some indication of the risks of investing in the Portfolio by comparing the Portfolio’s performance to a broad measure of market performance.

Alternative Risk Premia Portfolio

Summary Prospectus—February 28, 2019 (as amended on April 18, 2019)	Ticker Symbol: GLARX

Investment Adviser

Glenmede Investment Management LP serves as investment advisor to the Portfolio.

Portfolio Managers

Sean Heron, CFA, Portfolio Manager, and Alexander R. Atanasiu, CFA, Portfolio Manager, of the Advisor, have managed the Portfolio since its inception on December 19, 2018.

Tax Information

The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Purchase and Sale of Portfolio Shares

There are no minimum initial or subsequent investment requirements for the Portfolio. The Glenmede Trust Company, N.A. (“Glenmede Trust”) has informed the Fund that it and its affiliated companies’ (“Affiliates”) minimum initial investment requirements for their clients’ investments in the Portfolio is $1,000, which may be reduced or waived from time to time. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum initial and subsequent investment requirements. You may redeem shares at any time by contacting Glenmede Trust by telephone or facsimile or contacting the institution through which you purchased your shares.

Financial Intermediary Compensation

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

GLARXSUMMPROS